UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):  November 15, 2006

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On March 31, 2006, UniSource Energy Corporation (UniSource Energy) sold all of the capital stock of Global Solar, Inc. (Global Solar). This Form 8-K is being filed to recast information that was previously reported in UniSource Energy’s Annual Report on Form 10-K for the year ended December 31, 2005 (the 2005 Form 10-K), which was filed on March 3, 2006, to reflect Global Solar as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports a discontinued operation, a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the discontinued operation. Accordingly, we are filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2005, to reflect the presentation of Global Solar as a discontinued operation. The updates do not represent a restatement of previously issued financial statements. The following recast information of sections of the 2005 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K and incorporated herein by reference:

•	Item 1. Business

•	Item 6. Selected Consolidated Financial Data

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data

No other sections of the 2005 Form 10-K have been recast. While the recast information affects the classification between income from continuing operations and income from discontinued operations, none of the recast information affects net income for any of the three years in the period ended December 31, 2005.

PLEASE NOTE THAT THE INFORMATION CONTAINED IN THIS FORM 8-K, INCLUDING THE FINANCIAL STATEMENTS AND THE NOTES THERETO, DOES NOT REFLECT OTHER EVENTS OCCURRING AFTER THE INITIAL FILING DATE OF THE COMPANY'S 2005 FORM 10-K. SUCH EVENTS INCLUDE, AMONG OTHERS, THE EVENTS DESCRIBED IN OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2006, JUNE 30, 2006, AND SEPTEMBER 30, 2006, AND THE EVENTS DESCRIBED IN THE COMPANY'S CURRENT REPORTS ON FORM 8-K FILED SUBSEQUENT TO MARCH 3, 2006.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Description of Exhibit
12(a)	Computation of Ratio of Earnings to Fixed Charges - UniSource Energy
23	Consent of Independent Registered Public Accounting Firm
99.1	Item 1 of Form 10-K for the fiscal year ended December 31, 2005: Business
99.2	Item 6 of Form 10-K for the fiscal year ended December 31, 2005: Selected Consolidated Financial Data
99.3	Item 7 of Form 10-K for the fiscal year ended December 31, 2005: Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Item 8 of Form 10-K for the fiscal year ended December 31, 2005: Consolidated Financial Statements and Supplementary Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2006	UNISOURCE ENERGY CORPORATION —————————————————— (Registrant) / s / Kevin P. Larson
—————————————————— Senior Vice President and Principal Financial Officer